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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8 - K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): September 15, 1999


                                AKI Holding Corp.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                        333-60991                  74-2883163
(State or Other Jurisdiction of                                 (IRS Employer
     Incorporation)               (Commission File Number)   Identification No.)


1815 East Main Street, Chattanooga, Tennessee                              37404
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code                (423) 624-3301

                                    AKI, Inc.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                        333-60989                    13-3785856
(State or Other Jurisdiction of                                   (IRS Employer
    Incorporation)              (Commission File Number)     Identification No.)


1815 East Main Street, Chattanooga, Tennessee                              37404
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code                (423) 624-3301

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Item 5.

         On September 15, 1999, AKI, Inc. (the "AKI"), a wholly owned subsidiary of AKI Holding Corp. ("Holding" and together with AKI, the "Company") purchased all of the issued and outstanding shares of common stock, no par value, of RetCom Holdings Ltd., a Delaware corporation ("RetCom"), and all of the issued and outstanding options and other rights to purchase capital stock of and all other equity rights of RetCom and also refinanced the working capital indebtedness of Retcom and its subsidiaries. The purchase price and refinancing of indebtedness were initially financed by borrowings under AKI's credit agreement with Heller Financial, Inc. The Company is exploring options for the longer-term financing of a portion of the borrowings incurred in connection with the acquisition. In addition, on August 9, 1999, the Company announced earnings for the quarter and fiscal year ended June 30, 1999. The Company's press releases issued September 15, 1999 and August 9, 1999 are attached as exhibits hereto and incorporated herein by reference as Exhibits 99.1 and 99.2, respectively. (Certain revisions have been made to the August 9, 1999 press release to correct typographical errors in the summary income statement data and summary balance sheet data).

FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits.

Exhibit No.                         Description
-----------                         -----------

99.1                                Press Release, dated September 15, 1999.

99.2                                Press Release, dated August 9, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AKI Holding Corp.
                                      (Registrant)

Date:    September 21, 1999           /S/ WILLIAM J. FOX
                                      ------------------------------------------
                                      William J. Fox, Chief Executive Officer


                                      AKI, Inc.
                                      (Registrant)

Date:    September 21, 1999           /S/ WILLIAM J. FOX
                                      ------------------------------------------
                                      William J. Fox, Chief Executive Officer